UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

ENGlobal Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

654 N. Sam Houston Parkway E. Suite 400 Houston, Texas	77060-5914
(Address of principal executive offices)	(Zip Code)

(281) 878-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

ENGlobal Corporation (the “Company” or “ENGlobal”) held its 2019 Annual Meeting of Stockholders on December 30, 2019. The following proposals were submitted to the holders of the Company’s common stock (the “Common Stock”) for a vote:

●	The election of five directors to the Board of Directors of ENGlobal,

●	The ratification of the appointment of Moss Adams, LLP as the independent auditors of ENGlobal for fiscal year 2019,

●	A non-binding say-on-pay advisory vote on the compensation of ENGlobal’s named executive officers, and

●	A non-binding say-on-frequency advisory vote on the frequency of future advisory votes on the compensation of ENGlobal’s named executive officers.

The results of such votes were as follows:

1. The following votes were cast in the election of the Board of Directors:

Name of Nominee	Number of Votes Voted For	Number of Votes Withheld
William A. Coskey, P.E.	13,335,050	172,360
David W. Gent, P.E.	13,132,032	375,378
Randall B. Hale	13,236,370	271,040
David C. Roussel	12,137,830	1,369,580
Kevin M. Palma	13,135,050	182,360

The number of broker non-votes for all directors was 9,266,831.

2. The following votes were cast in the ratification of the appointment of Moss Adams, LLP as the independent auditors of the Company for fiscal year 2019:

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Broker Non-Votes
22,059,602	355,594	359,045	—

3. The following advisory (non-binding) votes were cast to approve the compensation of ENGlobal’s named executive officers; and

Number of Votes Voted For	Number of Votes Voted Against	Number of Votes Abstaining	Number of Broker Non-Votes
13,137,770	199,552	170,088	9,266,831

4. The following advisory (non-binding) votes were cast to approve the frequency of future advisory votes on the compensation of ENGlobal’s named executive officers.

Number of Votes 1 Year	Number of Votes 2 Years	Number of Votes 3 Years	Number of Votes Abstaining
1,622,982	1,041,487	10,628,786	214,155

Consistent with the votes at the 2019 Annual Meeting of Stockholders, the Company has determined to hold a non-binding say-on-pay advisory vote on the compensation of its named executive officers every three years until the next require vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENGlobal Corporation

Dated: December 30, 2019	/s/ Mark A. Hess
Mark A. Hess Chief Financial Officer, Corporate Secretary and Treasurer